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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                October 28, 2004


                       Cabot Microelectronics Corporation
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                              000-30205                          36-4324765
-------------------------------       ------------------------        ----------------------------
(State or other jurisdiction of       (Commission File Number)        (IRS Employer Identification)
      incorporation)

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                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act
(17CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition.

         On October 28, 2004, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Reports Results For Fourth Fiscal
Quarter and Fiscal Year 2004, and Announces Asia Pacific Technology Center," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contains financial and other information including that related to our fourth fiscal quarter and fiscal year ended September 30, 2004. The press release also includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements.

         This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 8.01         Other Events.

         On October 28, 2004, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Reports Results For Fourth Fiscal
Quarter and Fiscal Year 2004, and Announces Asia Pacific Technology Center," announcing that a new Asia Pacific technology center will be constructed adjacent to its existing manufacturing facility in Geino, Japan. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contains financial and other information including that related to our fourth fiscal quarter and fiscal year ended September 30, 2004. The press release also includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements.

         This information is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01         Financial Statements and Exhibits.

                  (c)      Exhibits

                           The following exhibit is being furnished, not filed, herewith pursuant to Item 2.02 and Item 8.01 of Form
                           8-K:

                           99.1  Press release, dated October 28, 2004, entitled
                           "Cabot Microelectronics Reports Results For Fourth
                           Fiscal Quarter and Fiscal Year 2004, and Announces
                           Asia Pacific Technology Center."


                                       2

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CABOT MICROELECTRONICS CORPORATION


Date: October 28, 2004         By: /s/ WILLIAM S. JOHNSON
                                   ----------------------
                                     William S. Johnson
                                     Vice President and Chief Financial Officer
                                     [Principal Financial Officer]


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                                INDEX TO EXHIBITS

Exhibit
Number              Title
------              -----

99.1                Press release, dated October 28, 2004, entitled
                    "Cabot Microelectronics Reports Results For Fourth Fiscal
                    Quarter and Fiscal Year 2004, and Announces Asia Pacific
                    Technology Center."







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